MANAGED ACCOUNT SERIES

BlackRock U.S. Mortgage Portfolio

(the “Fund”)

Investor and Institutional Shares

Supplement dated October 14, 2016

to the Prospectus and the Statement of Additional Information, each dated August 26, 2016

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 22 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-76 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.29%	0.25%	0.21%
Interest Expense	0.04%	0.04%	0.04%
Miscellaneous Other Expenses	0.25%	0.21%	0.17%
Total Annual Fund Operating Expenses[3,4]	0.94%	1.65%	0.61%
Fee Waivers and/or Expense Reimbursements[5]	(0.20)%	(0.16)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	0.74%	1.49%	0.49%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	The Management Fee has been restated to reflect current fees.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of the Management Fee to reflect current fees.

[5]	As described in the “Management of the Fund” section of the Fund’s prospectus on page 35, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.70% (for Investor A Shares), 1.45% (for Investor C Shares) and 0.45% (for Institutional Shares) of average daily net assets through August 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Managed Account Series or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$473	$668	$881	$1,491
Investor C Shares	$252	$505	$882	$1,941
Institutional Shares	$50	$183	$328	$751

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$152	$505	$882	$1,941

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2,669% of the average value of its portfolio.

The table immediately following the seventh paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Cap on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Investor A Shares	0.70%
Investor C Shares	1.45%
Institutional Shares	0.45%

*	As a percentage of average daily net assets.

[1]	These contractual caps are in effect through August 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The following is added immediately after the fourth paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Effective October 14, 2016, with respect to BlackRock U.S. Mortgage Portfolio, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Fund expenses) as a percentage of average daily net assets to 0.70% for Investor A Shares, 1.45% for Investor C Shares and 0.45% for Institutional Shares through August 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to October 14, 2016, with respect to BlackRock U.S. Mortgage Portfolio, BlackRock had agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Fund expenses) as a percentage of average daily net assets to 0.80% for Investor A Shares, 1.55% for Investor C Shares, and 0.50% for Institutional Shares.

Shareholders should retain this Supplement for future reference.

PRSAI-MASUSM-1016SUP